UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

SHUTTERFLY, INC.

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This Schedule 14A contains the following documents relating to the proposed acquisition of Shutterfly, Inc., a Delaware corporation (the “Company”), by affiliates of Apollo Global Management, LLC, a Delaware limited liability company (“Apollo”), pursuant to the Agreement and Plan of Merger, dated June 10, 2019, by and among Photo Holdings, LLC, Photo Holdings Merger Sub, Inc., and the Company:

1.	Letter to employees of the Company (“Employees”) from William Lansing, Chairman of the Company’s Board of Directors, and Christopher North, President and Chief Executive Officer of the Company.

2.

Letter to customers (“Customers”) of Lifetouch Inc. (“Lifetouch”) from Mark Meek, President and Chief Executive Officer of Lifetouch, and Tom Wargolet, Chief Operating Officer of Lifetouch National School Studios.

3.	FAQ for Employees.

1. Letter to Employees from William Lansing, Chairman of the Company’s Board of Directors, and Christopher North, President and Chief Executive Officer of the Company.

Subject: Exciting News for Shutterfly, Inc.

The following message has been sent on behalf of William Lansing, Chairman of the Shutterfly, Inc. Board of Directors, and Christopher North, President and CEO.

Team,

This afternoon we made two significant announcements about the future of our company. Moments ago, we announced that the Board of Directors has appointed a new CEO to lead Shutterfly, Inc. Ryan O’Hara will join Shutterfly, Inc. as our new President and CEO, and as a Director on the Board, effective June 24, 2019. At the same time, in a separate press release, we also announced that Shutterfly, Inc. has entered into an agreement to be acquired by the private equity firm Apollo Global Management. You can read both press releases attached and on our website, here.

Go-Private Transaction

This acquisition represents an exciting new chapter in Shutterfly, Inc.’s history. As we said in February, our strong brands, profitable businesses and future vision have made the company attractive to potential suitors. Over the past several months, the Board has engaged in a broad and comprehensive process, speaking with over 40 potential buyers and evaluating a number of alternatives for maximizing stockholder value.

We’re thrilled that Apollo recognizes the value and strength of our culture, shares in our vision for the company, and wants to help advance our long-term strategic plan. Apollo is a leading global private equity firm that owns a number of leading consumer brands, including ADT, Outerwall and McGraw-Hill Education. Under Apollo’s ownership, Shutterfly, Inc. will be ideally positioned to continue to innovate on behalf of our customers, driving growth in all three divisions and advancing our digital and manufacturing capabilities across the business.

The transaction with Apollo represents a total enterprise value of approximately $2.7 billion. When the transaction closes (by early fourth quarter 2019), each stockholder will receive $51.00 in cash for each share of Shutterfly, Inc. that they own, and we will become a privately held company, owned by Apollo.

As you may have seen, Apollo issued a separate press release today announcing that they have agreed to acquire Snapfish and combine the two companies. While we can’t speak to Apollo’s specific plans once both transactions have closed, we should be proud of Apollo’s strong interest in our broader industry. This is a true testament to the value inherent in our business and our team’s outstanding work building a compelling service that enables deeper, more personal relationships for our customers.

It’s important to remember that today’s announcement is just the first step. Until the transaction closes, it’s business as usual, and you should expect little to no change in your day-to-day routine. The most important thing we can all do is to continue our focus on inspiring and delighting our customers.

CEO Announcement

Secondly, we are thrilled to welcome Ryan as our incoming CEO. Ryan has over two decades of experience in a variety of industries, most recently serving as CEO of Move Inc. During his four-year tenure there, he led a successful turnaround of the business, doubling traffic, conversion and revenue, and driving organic growth through a focus on digital product innovation.

Prior to Move Inc., Ryan served as President of Content, Distribution and Sales for The Madison Square Garden Company, where he focused on maximizing growth and technological capabilities. Before that, he served as the CEO of The Topps Company, reinvigorating a portfolio of assets, driving international growth and transforming the digital business through aggressive investment. He has also served in leadership positions across TV and media companies including Gemstar-TV Guide, BSkyB and Fox Cable Networks, was a management consultant with PWC, and began his career in brand management for Nestle.

The Board was not only attracted to Ryan’s skillset and accomplishments; they were also impressed by his ability to attract and engage talent and build strong teams. Additionally, Ryan’s proven track record in both digital and manufacturing – two of our key growth priorities – make him a great fit. And perhaps most importantly, we know that Ryan was drawn to Shutterfly, Inc. in equal parts for the passion he shares for our vision of sharing life’s joy, and for his excitement about the company’s potential.

Ryan lives in Menlo Park, California, with his wife and 14-year-old twins (one boy, one girl), is a voracious reader, and enjoys playing tennis and volleyball in his time away from the office. Once he joins the team, Chris and Ryan will work side-by-side for a period of several weeks as he gets to know you all, learns more about our business, integrates into our culture, and develops his own perspective on the company’s priorities. We’re confident that you’ll offer Ryan a warm welcome, sharing what you love about the company and where we have opportunities to continue to grow and evolve. For those in RWC, feel free to stop by and visit on the second floor of 2800; and of course Ryan will have many opportunities to meet all of you in the coming months.

What’s Next

Please join us for a town hall meeting tomorrow at 10am Pacific / noon Central / 1pm Eastern / 8pm Israel, where we will discuss these announcements in greater detail and answer your questions. Ryan will also be in attendance, to greet us all and share his excitement for today’s news.

Announcements like these are likely to draw increased media attention and may lead to inquiries from outside parties. As always, it is important that we speak with one voice. If you are contacted regarding today’s news, please forward all inquiries to PRInquiries@shutterfly.com or directly to Sondra Harding.

On behalf of the Board and eStaff, thank you for your continued hard work and dedication to Shutterfly, Inc.

Sincerely,
Will Lansing	Christopher North
Chairman	President and CEO

Additional Information and Where to Find It

In connection with the proposed transaction, Shutterfly, Inc. (“Shutterfly”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Shutterfly will mail the definitive proxy statement and a proxy card to Shutterfly’s stockholders. SHUTTERFLY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shutterfly stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.shutterflyinc.com.

Participants in the Solicitation

Additionally, Shutterfly will file other relevant materials in connection with the proposed acquisition of Shutterfly by Apollo pursuant to the terms of the agreement and plan of merger. Shutterfly and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Shutterfly stockholders in connection with the proposed transaction. Shutterfly stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of Shutterfly’s executive officers and directors in the solicitation by reading the proxy statement for Shutterfly’s 2019 annual meeting of stockholders, which was filed with the SEC on April 8, 2019. To the extent holdings of securities by Shutterfly’s directors or executive officers have changed since the amounts disclosed in its proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Shutterfly’s Investor Relations website at http://ir.shutterfly.com/investor-relations. Information concerning the interests of Shutterfly’s participants in the solicitation, which may, in some cases, be different than those of Shutterfly stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Words such as “may,” “will,” “should,” “could,” “estimate,” “predict,” “potential,” “continue,” “strategy,” “believe,” “anticipate,” “plan,” “expect,” “intend” and similar expressions or variations are intended to identify forward-looking statements. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements, including any statements regarding the expected timing of the completion of the transaction; the ability of Apollo and Shutterfly to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the expected benefits and costs of the proposed transaction contemplated by this document; the expectation that Shutterfly will further enhance its customer relationships and digital and manufacturing capabilities; the belief that the agreement maximizes Shutterfly’s value for its stockholders; any statements regarding Shutterfly’s foundation of strong assets, the quality of its employees or its business strategy with respect to each of its three business segments; any statements of expectation or belief; any statements regarding Apollo’s future intention with Shutterfly; and any statements of assumptions underlying any of the foregoing. Shutterfly’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by Shutterfly stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Shutterfly’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from Shutterfly’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Shutterfly related to the merger agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the effect of any negative changes in general economic conditions; and the other risks described in Shutterfly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and filed with the SEC on May 6, 2019, in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. You should read this communication completely and with the understanding that actual future results and events may be materially different from what we expect. We assume no obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

2. Letter to Customers from Mark Meek, President and Chief Executive Officer of Lifetouch, and Tom Wargolet, Chief Operating Officer of Lifetouch National School Studios.

Dear Valued Lifetouch Customers:

Lifetouch is proud of its 82-year history of providing our schools excellent service. In that time, we’ve had the honor of photographing millions of students over several generations.

Last year, we were thrilled to announce the acceleration of our journey to provide a complete memory solution by entering into an agreement to merge with the Shutterfly, Inc. family of brands. Today, I’m pleased to share two additional announcements about the future of Lifetouch, as part of Shutterfly, Inc.

First, we announced that Shutterfly Inc. has entered into an agreement to be acquired by a leading global private equity firm, Apollo Global Management. Under Apollo’s ownership, Shutterfly Inc. – including the Lifetouch team – will be a privately held company ideally positioned to continue to innovate on behalf of our customers, driving the high-quality experience and beautiful products you expect from us. Apollo is committed to our long-term success and to supporting our company as we continue to serve our Lifetouch school customers across North America.

We also announced that Ryan O’Hara will join Shutterfly Inc. as our new President and CEO. Ryan has over two decades of experience in a variety of industries and we are pleased to have such an accomplished and passionate leader as we enter our next chapter.

Importantly, we remain steadfast in our mission of helping families capture, preserve and share life’s most precious moments. That’s an honor and a responsibility that we take very seriously, and will not change.

We thank you for the trust you have placed in Lifetouch and your continued support. We are excited by the opportunities ahead and are here to answer any questions you may have.

Sincerely,

Michael Meek, President & Chief Executive Officer, Lifetouch Inc.

Tom Wargolet, Executive Vice President & Chief Operating Officer | School Photography

Additional Information and Where to Find It

In connection with the proposed transaction, Shutterfly, Inc. (“Shutterfly”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), or SEC, including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Shutterfly will mail the definitive proxy statement and a proxy card to Shutterfly’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shutterfly stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.shutterflyinc.com.

Participants in the Solicitation

Additionally, Shutterfly and Apollo will file other relevant materials in connection with the proposed transaction of Shutterfly by Apollo pursuant to the terms of the agreement and plan of merger. Shutterfly and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Shutterfly stockholders in connection with the proposed transaction. Information concerning the interests of Shutterfly’s participants in the solicitation, which may, in some cases, be different than those of Shutterfly’s stockholders generally, are available in Shutterfly’s proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 8, 2019. To the extent holdings of securities by Shutterfly’s directors or executive officers have changed since the amounts disclosed in its proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Shutterfly’s website at www.shutterflyinc.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Words such as “may,” “will,” “should,” “could,” “estimate,” “predict,” “potential,” “continue,” “strategy,” “believe,” “anticipate,” “plan,” “expect,” “intend” and similar expressions or variations are intended to identify forward-looking statements. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements, including any statements regarding the expected timing of the completion of the transaction; the ability of Apollo and Shutterfly to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the expected benefits and costs of the proposed transaction contemplated by this document; the expectation that Shutterfly will further enhance its customer relationships; any statements of expectation or belief; any statements regarding Apollo’s future intention with Shutterfly; and any statements of assumptions underlying any of the foregoing. Shutterfly’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by Shutterfly stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Shutterfly’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from Shutterfly’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Shutterfly related to the merger agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the effect of any negative changes in general economic conditions; and the other risks described in Shutterfly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and filed with the SEC on May 6, 2019, in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. You should read this communication completely and with the understanding that actual future results and events may be materially different from what we expect. Shutterfly assumes no obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

3. FAQ for Employees.

1.	What was announced?

•	We announced that the Board of Directors has appointed Ryan O’Hara as our new President and CEO, and as a Director on the Board, effective June 24, 2019.

•

We also announced that Shutterfly Inc. has entered into an agreement to be acquired by Apollo Global Management, a private equity firm, in a transaction representing an enterprise value of approximately $2.7 billion.

•	Following the close of the transaction, which we expect to occur by early Q4 2019, Shutterfly Inc. will become a privately held company.

Go-Private Transaction

2.	What does it mean to become a private company?

•

When the transaction closes, which we expect to occur by early Q4 2019, Shutterfly Inc. stock will no longer be traded on Nasdaq, and each stockholder will receive $51.00 in cash for each share of Shutterfly Inc. stock that they own.

•	Shutterfly Inc. will be wholly owned by Apollo Global Management.

•	We believe that operating as a private company will allow Shutterfly Inc. to focus on our long-term strategy with the clarity and alignment that comes from having a single owner.

3.	Who is Apollo? Why is Apollo acquiring Shutterfly Inc.?

•	Apollo is a leading global private equity firm that owns a number of leading consumer brands, including ADT, Outerwall, and McGraw-Hill Education.

•	Apollo recognizes the value and strength of our culture, shares our vision for our company, and wants to help us advance our long-term strategic plan.

•

With Apollo’s partnership, we are confident we can continue to innovate on behalf of our customers, driving growth in all three divisions and advancing our digital and manufacturing capabilities across the business.

4.	What does this mean for employees?

•	While this transaction will bring about a change in ownership, it does not change who we are and how we operate.

•	You should expect little to no change in your day-to-day routine.

•	Until the transaction closes, we will continue to operate as an independent, publicly traded company.

•	We’re thrilled that Apollo recognizes the value and strength of our culture, shares in our vision for the company, and wants to help us advance our long-term strategic plan.

•	We must remain as focused as ever on continuing our important work to inspire and delight our customers.

5.	Will there be any layoffs as a result of this transaction?

•	Apollo recognizes the value and strength of our culture, shares our vision for our company, and wants to help us advance our long-term strategic plan.

•

At this time, and for the near future, our focus is on closing the transaction, and thinking ahead to the areas of opportunity for our company. Over time, we may find opportunities to evolve the way we work and how we’re structured, but that is not the focus of our work today. As is consistent with our culture, if and when there are organizational shifts to share, we will communicate openly and transparently.

6.	What will happen to employees’ benefits and compensation?

•

It is important to remember that until the transaction closes, which we expect to be by early Q4 2019, we will continue to operate as an independent, publicly traded company, and we don’t anticipate any immediate impact to health and welfare benefits or base compensation.

•

As is consistent with our history, and in context of the Lifetouch integration, we will examine our benefits offering and engage in open enrollment in the October / November timeframe for health and welfare benefits available the following year.

7.	What will happen to employee stock?

•	For employees who are stockholders of Shutterfly Inc., you will receive $51.00 in cash for each share of Shutterfly Inc. that you own.

8.	What will happen to unvested employee RSUs (Restricted Share Units)?

•	It was important both to the Board of Directors and to Apollo that employees are treated fairly in this transaction.

•	To that end, all unvested RSUs will be converted to cash at $51.00 per share at the time of the transaction close, which is subject to the vesting schedule below.

•	As long as you remain employed with Shutterfly Inc., this overall cash amount will continue to vest over time and will be paid out over the following schedule.

Originally Scheduled Vesting Date	Payment Date
On or prior to the Effective Date	Effective Date
After the Effective Date and during 2019	Original vesting date
During 2020	January 1, 2020
During 2021	January 1, 2021
Following December 31, 2021	July 1, 2021

•	As you can see from the table above, employees benefit from accelerated vesting of their granted, unvested RSUs in 2020 and beyond.

•	Unless you have had a qualifying termination of employment, you must be employed on the payment date to receive the cash payout on that date.

9.	What will happen to Shutterfly Inc.’s Bonus plan?

•	There is no immediate impact to any of the Shutterfly Inc. bonus plans as a result of this transaction, including the performance bonus plan rolled out at the beginning of 2019.

•	Apollo has agreed to honor the 50% bonus pool funding level guarantee for non-eStaff members we announced earlier in the year.

10.	What will happen to Shutterfly Inc.’s management team? Will they be staying on once Shutterfly Inc. becomes privately held?

•

The Apollo team interacted extensively with members of the management team during their evaluation of the company, and the strength of the Shutterfly team was an important consideration in their decision to purchase the company.

•	At this time, and for the near future, our focus is on closing the transaction, and thinking ahead to the areas of opportunity for our company.

•

Over time, we may find opportunities to evolve the way we work and how we’re structured, but that is not the focus of our work today. As is consistent with our culture, if and when there are organizational shifts to share, we will communicate openly and transparently.

11.	Will our headquarters change once the transaction closes? How about our name / brand?

•	No. We will become a privately held company, owned by Apollo.

•	Shutterfly Inc. will remain headquartered in the Bay Area and Lifetouch will remain headquartered in Eden Prairie.

12.	What happens between now and closing?

•	Until the transaction closes, it’s business as usual, and we will continue to be an independent, publicly traded company.

•	The most important thing you can do is to continue your important work to inspire and delight our customers.

13.	Will we still report earnings following Q2?

•	Yes, until the transaction closes, we will continue to report our quarterly earnings results, but will no longer hold earnings calls going forward.

14.	Will a trading window open for employees following the release of Q2 earnings?

•

We expect to release second quarter earnings on our normal schedule, near the end of July, and we also currently expect the trading window would open on the customary timeline – three business days after the earnings release—and close on August 31.

•	Certain employees in finance and other affected groups working the transaction may be subject to a longer closed window and we will advise those employees.

•	As always, whether and for how long the trading window is open remains subject to change if there is other material information outstanding.

CEO Transition

15.	Why is Ryan O’Hara the right leader for Shutterfly Inc.?

•

Ryan has over two decades of experience in a variety of industries. He most recently served as CEO of Move Inc., where he led a successful turnaround of the business. Over his four-year tenure there, he helped double traffic, conversion and revenue, and drive organic growth through a focus on digital product innovation.

•	The Board was also impressed by Ryan’s ability to attract and engage talent and build strong teams.

•	Additionally, Ryan’s proven track record in both digital and manufacturing – two of our key growth priorities – make him a great fit.

•

And perhaps most importantly, we know that Ryan was drawn to Shutterfly Inc. in equal parts for the passion he shares for our vision of sharing life’s joy, and for his excitement about the company’s potential.

16.	Will there be changes to Shutterfly Inc.’s strategy as a result of this announcement?

•	Ryan is excited to join Shutterfly Inc. and supports our mission to help capture, preserve, and share life’s important memories.

•	We’re confident Ryan will help us continue to deliver growth in all three divisions and achieve the opportunities afforded to us through the ongoing integration of Lifetouch.

17.	Are there any updates to Chris’ plans to leave the company?

•	As announced, Chris will return to the UK with his family later this summer.

•

Once Ryan joins the team, he and Chris will work side-by-side for a period of several weeks as Ryan gets to know the teams, learns more about our business, integrates into our culture, and develops his own perspective on the company’s priorities.

•	We are grateful to Chris for his vision and service, setting us up for a bright future ahead.

Additional

18.	What does Apollo’s acquisition of Snapfish mean for us?

•	Apollo issued a separate press release today announcing that they have agreed to acquire Snapfish and combine the two companies.

•	While we can’t speak to Apollo’s specific plans going forward, we should be proud of Apollo’s strong interest in our broader industry.

•	This is a true testament to the value inherent in our business and our team’s outstanding work building a compelling service that enables deeper, more personal relationships for our customers.

19.	What do I tell customers about these announcements? What do I do if I’m contacted by the media, investors or other third parties?

•	You can let customers know that we are as focused as ever on continuing to inspire and delight our customers across all businesses.

•	If you are contacted by the media or other outside parties regarding today’s news, please forward all inquiries to PRInquiries@shutterfly.com or directly to Sondra Harding at sharding@shutterfly.com.

•	If you receive any questions from analysts or shareholders, please refrain from making any comment and forward them to IRinquiries@shutterfly.com or directly to Shawn Tabak at stabak@shutterfly.com.

20.	How will these announcements affect my day-to-day responsibilities and/or my reporting structure?

•	Until the transaction closes, it is business as usual, and there will be no change in your day-to-day responsibilities or reporting structure.

•

Over time, we may find opportunities to evolve the way we work and how we’re structured, but that is not the focus of our work today. As is consistent with our culture, if and when there are organizational shifts to share, we will communicate openly and transparently.

21.	Do these announcements impact Michael Meek’s departure as President of Lifetouch, or the search for his successor?

•

No. Michael will remain with the team through October 15, as announced, to lead the teams through the critical Fall picture season, help identify a new head of the Lifetouch division, and provide a smooth transition.

Additional Information and Where to Find It

In connection with the proposed transaction, Shutterfly, Inc. (“Shutterfly”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement. Promptly after filing the definitive proxy statement, Shutterfly will mail the definitive proxy statement and a proxy card to Shutterfly’s stockholders. SHUTTERFLY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shutterfly stockholders will be able to obtain copies of the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) free of charge at the SEC’s website at www.sec.gov or at www.shutterflyinc.com.

Participants in the Solicitation

Additionally, Shutterfly will file other relevant materials in connection with the proposed acquisition of Shutterfly by Apollo pursuant to the terms of the agreement and plan of merger. Shutterfly and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Shutterfly stockholders in connection with the proposed transaction. Shutterfly stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of Shutterfly’s executive officers and directors in the solicitation by reading the proxy statement for Shutterfly’s 2019 annual meeting of stockholders, which was filed with the SEC on April 8, 2019. To the extent holdings of securities by Shutterfly’s directors or executive officers have changed since the amounts disclosed in its proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Shutterfly’s Investor Relations website at http://ir.shutterfly.com/investor-relations. Information concerning the interests of Shutterfly’s participants in the solicitation, which may, in some cases, be different than those of Shutterfly stockholders generally, will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Words such as “may,” “will,” “should,” “could,” “estimate,” “predict,” “potential,” “continue,” “strategy,” “believe,” “anticipate,” “plan,” “expect,” “intend” and similar expressions or variations are intended to identify forward-looking statements. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements, including any statements regarding the expected timing of the completion of the transaction; the ability of Apollo and Shutterfly to complete the proposed transaction considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; the expected benefits and costs of the proposed transaction contemplated by this document; the expectation that Shutterfly will further enhance its customer relationships and digital and manufacturing capabilities; the belief that the agreement maximizes Shutterfly’s value for its stockholders; Shutterfly’s expectations regarding changes to employee headcount, offices, pay and benefits following the proposed transaction; Shutterfly’s expectation on treatment of equity in the proposed transaction; any statements regarding Shutterfly’s foundation of strong assets, the quality of its employees or its business strategy with respect to each of its three business segments; any statements regarding Apollo’s future intention with Shutterfly; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Shutterfly’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by Shutterfly stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Shutterfly’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from Shutterfly’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Shutterfly related to the merger agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the effect of any negative changes in general economic conditions; and the other risks described in Shutterfly’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and filed with the SEC on May 6, 2019, in the section titled “Risk Factors” and the risks discussed in its other filings with the SEC. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. You should read this communication completely and with the understanding that actual future results and events may be materially different from what we expect. We assume no obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.